LSB Industries, Inc. September 2014 NYSE: LXU Exhibit 99.5

Safe Harbor Statement
The comments today and the information contained in the presentation materials contain certain forward-looking statements. All these statements, other than statements of historical fact, are forward-looking statements.
Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “estimate” and similar statements of the future or of a forward-looking nature identify forward-looking statements, including but not limited to, all statements about or in references to the Architectural
Building Index or any McGraw Hill forecast, any references to projected natural gas costs, ammonia costs, grain or corn demand or production, and fundamentals of the chemical or climate control business.
The forward-looking statements include but are not limited to the following statements:  For Chemical Business:  Major investments underway to reduce costs and increase facility reliability; Positioned to benefit from strong agricultural market with favorable margins; Product balance options;
Capital expansion projects reduce production costs significantly vs. purchased ammonia; Estimated completion Q4 2015/Start-up Q1 2016 for El
Dorado ammonia plant; El Dorado nitric acid plant and concentrator will have a cost of $115 million to $125 million, improves operating characteristics, enhances product balance, replaces lost acid capacity and adds capacity for a total of 375,000 TPY, and estimated completion and start-up of Q2 2015; Fundamentals of the nitrogen fertilizers we produce remain positive; Gross margins remain historically strong; LSB Value
Drivers; Pryor facility reliability improvements; capital projects at El Dorado; Comprehensive upgraded Chemical Business safety and plant reliability systems will improve plant up-time and reduce risks of unplanned downtime.  For Climate Control Business:  Market and technology leader for geothermal heat pumps, water source heat pumps, and hydronic fan coils; Poised to benefit from the economic recovery, long-term trend toward green construction, and growth of emerging products; Construction markets are poised for a recovery to pre-recession levels; Climate control’s product sales should outgrow broader markets; Leading indicators point to solid growth over the next three years in commercial and institutional construction, as well as residential housing starts; Anticipate an improvement in all the major sectors that we serve, especially lodging, multi-family housing and education; Backlog should translate into improved second half 2014; LEAN operational excellence margins.
You should not rely on the forward-looking statements because actual events or results may differ materially from those indicated by these forward-
looking statements as a result of a number of important factors. We incorporate the risks and uncertainties discussed under the heading Special Note
Regarding Forward-looking Statements in our annual report on Form 10-K for the fiscal year ended December 31, 2013 and Form 10-Q’s for the periods ending March 31, 2014 and June 30, 2014. We undertake no duty to update the information contained in this investor presentation.
The term EBITDA, as used in this presentation, is net income plus interest expense, depreciation, amortization, income taxes, and certain non-cash charges, unless otherwise described. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to GAAP measurement. The reconciliation of GAAP and any EBITDA numbers discussed in this investor presentation are included on the Q2 2014 conference call presentation, which is posted on our website.

3 Company Overview

Business Overview

Net Sales by Business Segment – LTM 6/30/14
EBITDA by Business Segment – LTM 6/30/14
Diversified industrial manufacturer of chemicals and
HVAC products sold into a wide range of end
markets
Founded in 1968 and headquartered in Oklahoma
City, OK; publicly traded (NYSE: LXU)
Chemical Business operates 4 production facilities
El Dorado Chemical Company (“EDC”) (Arkansas)
Cherokee Nitrogen LLC (Alabama)
Pryor Chemical Company (Oklahoma)
El Dorado Nitric LLC (“Baytown”) (Texas)
Climate Control Business operates 7 facilities located
in Oklahoma City (over 1 million square feet)
Financial Snapshot:
LTM 6/30/14 Net Sales of $706.6 million
LTM 6/30/14 Consolidated Adjusted EBITDA of
$174.9 million
(1)
LSB operates a well-diversified business with differentiated market positions across two distinct business segments
Note: Excludes unallocated corporate expenses
Note (1): Includes insurance proceeds of $108.4 million
Climate
Control,
37%
Engineering
and other,
2%
Climate
Control,
14%
Chemical
61%
Chemical
86%

Where Our Products Go
Chemical 61% ($433 mil)
Climate Control 37% ($260 mil)
29%Agriculture
21%Industrial Acids & Ammonia
9% Mining
,0
2%Natural Gas
2%Engineered Products & Other
6%Single-family Residential
31%Commercial & Institutional Buildings

($'s in millions)
$900
$600
$300
$0
492
586
749
532
610
805
759
679
707
2006
2007
2008
2009
2010
2011
2012
2013
LTM 6/30/14

LSB’s Two Core Businesses

Consolidated Sales History
LTM 6/30/14 Sales Mix
Chemical
Provides nitrogen based agricultural, mining
and industrial chemicals to North American
market
Leading merchant marketer of nitric acid in
the U.S.
Major investments underway to reduce costs
and increase facility reliability and capacity
Positioned to benefit from strong agricultural
market with favorable margins
Climate Control
Provides specialty HVAC products to
commercial, institutional and residential new
construction, renovation and replacement
markets, emphasis on green products
Market and technology leader for water
source and geothermal heat pumps, and
hydronic fan coils
Poised to benefit from the economic
recovery, long-term trend toward green
construction, and growth of emerging
products

6 Business Segment Overview

Agro-
Chemical
(48% of sales)
Nitric Acid Semi-conductor, nylon, polyurethane
intermediates, ammonium nitrate
CF Industries, PCS
Sulfuric Acid Pulp and paper, alum, water treatment,
metals and vanadium processing
Cytec, Chemtrade Logistics
Anhydrous Ammonia Power plant emissions abatement, water
treatment, refrigerants, metals processing
Various
Diesel Exhaust Fluid (DEF) Exhaust stream additive to reduce NO
x
emissions from diesel vehicles
Various
Market       Products                    Uses                  Competitors
Industrial
Acids,
Ammonia &
DEF
(34% of sales)
Urea Ammonium Nitrate
Solutions (UAN)
Fertilizer for corn and other crops CF Industries, PCS,
Koch Industries, Rentec,
Coffeeville  Resources, imports
Ammonium Nitrate
- high density prills (AN)
Primary nitrogen component in NPK
fertilizer blends
CF Industries, imports
Anhydrous Ammonia High nitrogen content fertilizer primarily used for corn
Various
Chemical Markets and Products

Ammonium Nitrate – low
density prills (AN) and AN
solutions
Specialty emulsions for mining
applications
CF Industries, PCS,
Dyno Nobel America
Specialty E2 Ammonium
Nitrate
Surface mining, quarries, construction Imports
Mining
Products
(15% of  sales)

US Midwest Producers
US Gulf Producers
Middle East
Trinidad
Russia - Yuzhnyy
Ukraine Port
0
100
200
300
400
500
600
700
Cash Costs
Freight to US
Freight & Handling to US Midwest

U.S. Midwest Delivered
Ammonia Cost Forecast
($US/ton)
Source: Fertecon, Blue Johnson, PotashCorp (2013)
Attractive Industry Fundamentals – Agro Chemicals

World Situation:
Growing populations
Developing economies
Changing dietary habits (from grain to
meat)
Worldwide grain stock-to-use ratios at
historical levels
North American Situation:
World grain shortages positively impact
grain requirements in the U.S.
During last 3 years U.S. consumed more
grain than it produced.
U.S. grain stocks are at historical levels
leading to lower current and expected
corn prices.
Result:
High demand for grain expected in
2014 and 2015 despite low corn prices;
approximately 90 million acres of corn
expected to be planted in 2014/2015.
North America is Low Cost
Producer of Nitrogen Fertilizers
Natural gas is the primary feedstock for
anhydrous ammonia and all nitrogen
fertilizers.
Due to large shale gas reserves, U.S. has
relatively low natural gas prices vs. most
places worldwide.
Natural gas is expected to average
approximately $4.00 per MMBtu for the
remainder of 2014.

LSB’s Agricultural Distribution

Multiple distribution channels
Diverse geographic coverage
Longstanding customer relationships
Direct rail linkage to corn belt
Southern Plains,
South Central,
Midwest & West
Pryor,
OK
UAN Koch
Southern
Plains &
Corn Belt
Cherokee,
AL
UAN
Transammonia,
The Andersons,
CHS, Koch, et.al.
Eastern
Corn Belt
El Dorado,
AR
AN
Ag Centers - 30%
Distributors &
Dealers - 70%

Diversification Strategy with Product Balance Options

Sales by Market Cost-Plus Agreements vs.
Spot Market Sales
A key strategy is to
OPTIMIZE SALES MIX:
industrial vs. agricultural.
Approximately half our sales
are NON-SEASONAL
and priced pursuant to
COST-PLUS
agreements.
LTM 6/30/14 Sales Mix
Operational Dynamics

Major Chemical Customers 11

Agricultural Products

Industrial & Mining Products

Chemical Facilities

El Dorado Nitric  LLC
El Dorado Chemical Co.
Cherokee Nitrogen LLC
Pryor Chemical Co.
El Dorado
Chemical
Company
Cherokee
Nitrogen LLC
Pryor Chemical
Company
El Dorado
Nitric LLC
El Dorado, AR Cherokee, AL Pryor, OK Baytown, TX
150 160 47 2
1,400 1,300 104 Bayer site
ammonia natural gas natural gas ammonia
  UAN
x
x
  High Density AN
x
  Ammonia
x x
  Urea
x x
  Nitric Acid
x x x x
  Concentrated
  Nitric Acid
x
  Sulfuric Acid
x
  Mixed Acid
x
  Carbon Dioxide
x x
  Ammonia
x x
  DEF
x
  Low Density AN
x
  AN solutions
x x
truck, rail
truck, rail,
pipeline, barge
truck, rail truck, pipeline   Transportation to Market
  Facility
  Location
  Plant Area (acres)
  Site Area (acres)
  Feedstock

Annual Production Capacity of Products Available for Sale
(1,000’s of tons)

Red Font = production capacities after the completion of the ammonia and nitric acid expansion projects at El Dorado
El Dorado
Chemical
Company
Cherokee
Nitrogen LLC
Pryor
Chemical
Company
El Dorado
Nitric LLC
Total
ammonia natural gas natural gas ammonia
  UAN 215 300 515
  High Density AN
110/300
110/300
  Ammonia 125 30 85
115/240
  Nitric Acid
45/200
30 410
485/640
  DEF 15 15
  Low Density AN 220 220
  AN solutions 85 85
  Facility
  Feedstock
(1)
(1)
Note (1): Combined annual low density and high density AN production capacity is limited to 330,000/TPY due to the loss in 2012 of 90,000/TPY of nitric acid production capacity

•
Cost of $250 million - $300 million
•
Reduces production costs significantly vs.
purchased ammonia
•
Enhanced product balance opportunities
•
Increases plant capacity:
- Currently use ~220,000 tons per year (TPY)
- Additional capacity ~155,000 TPY
- Total capacity ~375,000 TPY
•
Estimated completion Q4 2015/start-up
Q1 2016

Capital Expansion Projects
El Dorado Ammonia Plant
•
Cost of $115 million - $125 million
•
Improves operating characteristics
•
Enhanced product balance
•
Replaces lost acid capacity and adds
additional capacity for a total of
370,000 TPY
•
Estimated completion and start-up
Q2 2015
El Dorado Nitric Acid Plant and Concentrator
•
Engineering, Procurement and
Construction (EPC) contractor secured
•
Installation of above ground structures
underway
•
Inspection and refurbish/rebuild of
equipment in process
Construction Process Well Underway
Ammonia Production Offers Attractive
Economics
$624
$647
$599
$214
$179
$220
100
200
300
400
500
600
700
Cost to Produce Cost to Purchase Cost to Produce Cost to Purchase Cost to Produce Cost to Purchase
Delivered Cost Natural Gas Cost Fixed Cost Other Variable Cost
2013 2012
2011
Average Difference
0
Average Difference (Produce vs. Purchase): $419 per ton

Climate Control Market and Products
Geothermal &
Water Source
Heat Pumps
(66% of sales)
Hydronic Fan
Coils
Heating and cooling for commercial/institutional
new construction, renovation and replacements
Leading share in hydronic
fan coils
Hydronic Fan
Coils
(23% of sales)
Water Source
Heat Pumps
Heating and cooling for commercial/institutional
as well as single family residential - new
construction, renovation and replacements
Geothermal
Heat Pumps
Heating and cooling for commercial/institutional
as well as single family residential - new
construction, renovation and replacements
Leading share in water
source and geothermal
heat pumps
Large Custom
Air Handlers
Commercial, institutional
and industrial
Modular
Chillers
Commercial, institutional
and industrial
Make-up Air
Units
Commercial, institutional
and industrial
Other HVAC
Products
(11% of sales)
Market          Products        Uses

Attractive Industry Fundamentals: Climate Control
Significant upside as industry drivers return to
levels at/near historical norms
Driven by high energy efficiency
Climate Control LTM 6/30/14 Market Mix
Total
Commercial,
Institutional and
Multi-Family:
83%
($ in Billions)
$35.0
$85.0
$204.0
$248.0
$0
$75
$150
$225
$300
2008A 2012A 2016P
Low-end
High-end
Source: 2013 Dodge Construction Green Outlook
Construction markets are poised for a
recovery to pre-recession levels
Green building market spending expected
to grow ~25%+ CAGR from ‘12 – ‘16E
Commercial / Institutional / Multi-Family Starts
(MM Square Feet)
Single Family Residential Construction
(Starts in 000’s)
1,749
1,270
1,517
1,717
2008 2013 2015E 2017E
19%
13%
1,626
624
800
1,080
2005 2013 2015E 2017E
28%
50-Year Median: 1,070 35%
Education
20%
Single
Family
Residential
17%
Multi-
Family
17%
Hospitality
11%
Healthcare
7%
Retail
7%
Office
4%
Industrial
2%
Other
15%
Sources: McGraw-Hill Construction Market Forecasting Service, Q3 2014; 50 Year Median – Census Bureau

Significant Installed Base of Climate Control  Products
Millennium Towers, NYC Bellagio, Las Vegas Statue of Liberty MGM Grand, Las Vegas Trump Tower, NYC
World Financial Center, NYC Chicago Hilton and Towers Wynn Resort, Las Vegas Disney’s Grand Floridian, Orlando Atlantis, Bahamas
Rowes Wharf, Boston Alta Condos, Washington DC Peninsula, Hong Kong Ritz Carlton, Pasadena, CA Rockefeller Center, NYC

Thousands of premier installations and over 4 million units

18 Financial Overview

Summary Statement of Operations

2013 2012 2011 2010 2014 2013
  Sales $679.3 $759.0 $805.3 $609.9 $380.2 $352.9
  Sales Growth (11)% (6)% 32% 15% 8% (12)%
  Operating Income/(Loss) $105.3 $95.7 $136.4 $55.9 $49.6 $12.0
  Net Income/(Loss) $55.0 $58.6 $83.8 $29.6 $22.8 $7.4
  Diluted Earnings/(Loss) per Share $2.33 $2.49 $3.58 $1.32 $0.96 $0.31
  EBITDA $132.9 $117.3 $155.7 $74.3 $67.3 $25.4
  EBITDA Margin 20% 15% 19% 12% 18% 7%
  $ in millions except EPS
6 Mos. Ended Jun. 30, Calendar Year Ended Dec. 31,
*Free cash flow is defined as operating cash plus insurance proceeds and debt and financing proceeds, less capital expenditures and debt and financing payments

Segment Summary Statement of Operations

  Chemical Business
  $ in millions
2013 2012 2011 2010 2014 2013
  Sales $380.7 $477.8 $511.9 $351.1 $251.0 $198.8
  Gross Profit 46.2 97.7 130.7 49.3 57.7 14.5
  Gross Profit % 12.1% 20.4% 25.5% 14.0% 23.0% 7.3%
  Operating Income 87.8 82.1 116.5 31.9 52.4 2.6
  Segment EBITDA $111.4 $98.5 $131.2 $45.0 $67.4 $13.4
  Climate Control Business
  $ in millions
2013 2012 2011 2010 2014 2013
  Sales $285.0 $266.2 $281.6 $250.5 $123.1 $147.6
  Gross Profit 92.9 81.0          88.2 86.4 37.8 47.4
  Gross Profit % 32.6% 30.4% 31.3% 34.5% 30.7% 32.1%
  Operating Income 30.4 25.8 32.8 35.3 8.9 15.8
  Segment EBITDA $33.6 $29.0 $35.5 $38.8 $11.3 $17.5
6 Mos. Ended Jun. 30,
Calendar Year Ended Dec. 31,
Calendar Year Ended Dec. 31,
6 Mos. Ended Jun. 30,

$ in millions	June 30, 2014	December 31, 2013
Cash and Investments (including non-current)	$389.1	$434.7
Total Debt	$460.3	$463.0
Stockholders' Equity	$435.6	$411.7
Total Capitalization	$895.9	$874.7

60%
50%
40%
30%
20%
10%
0%
23.0%
22.9%
55.5%
52.9%
52.1%
51.4%
Mar. 31 2013
Jun. 30 2013
Sept. 30 2013
Dec. 31 2013
Mar. 31 2014
Jun. 30 2014

25
20
15
10
5
0
20.8x
14.6x
8.2x
7.4x
6.2x
5.2x
Mar. 31 2013
Jun. 30 2013
Sept. 30 2013
Dec. 31 2013
Mar. 31 2014
Jun. 30 2014

Solid Financial Position
Strong Balance Sheet

Note: As of June 30, 2014, total debt consisted of
$425 million 7.75% Senior Secured Notes due in
2019; a $26.2 million Secured Promissory Note due
in February 2016 and $9.1 million of equipment
loans and capital leases.  Our availability under the
$100 million working capital revolver loan was
$69.4 million at June 30, 2014.
Debt to Capital
EBITDA to Interest Coverage*
*  Calculated on a trailing twelve month basis using
total interest, including capitalized interest.

Planned Capital Spending

Remainder of
2014
2015 Total
Chemical Business:
  El Dorado Facility Expansion Projects $135 - $170 $139 - $174 $274 - $344
  Development of Natural Gas Leaseholds 3  -  5 11  -  15 14  -  20
  Environmental Projects   7  -  10 5  -  6 12  -  16
  Major Renewal and Improvement Projects 20  -  30 27  -  35 47  -  65
  Other 10  -  15 15  -  20 25  -  35
    Total Chemical $175 - $230 $197 - $250 $372 - $480
Climate Control Business: 5  -  6   5  -  10 10  -  16
Corporate and Other:   5  -  10 5  -  9 10  -  19
    Total Projects $185 - $246 $207 - $269 $392 - $515
Expenditures
to Date
Remainder of
2014 2015
Project
Total
Ammonia Plant $74
$70 - $95 $106 - $131 $250 - $300
Nitric Acid Plant and Concentrator 73
20  -  25 22  -  27 115 - 125
Other Support Infrastructure 9
45  -  50 11  -  16 65  -  75
    Total El Dorado Projects
$156 $135 - $170 $139 - $174 $430 - $500
Planned Capital Expenditures
Planned Capital Expenditures
Total Projects
El Dorado
Expansion Projects
(as of June 30, 2014 - $ in millions)
Note: The planned spending is presented as a range to provide for engineering estimates, the status of bidding, variable material costs, unplanned delays in construction  and other contingencies.

Outlook

Chemical
Positive fundamentals remain for the nitrogen fertilizers we produce.
Gross margins remain historically strong although lower than 2013.
2013’s improved corn harvest resulted in a higher stock-to-use ratio and lower forward corn prices, however pricing remains at favorable levels for growers.
The 2014 planting seasons for both corn and wheat started slowly due to weather conditions, but returned to historical levels.
Growth is forecasted for the next few years for the industrial markets we serve.
Climate Control
Leading indicators point to solid growth over the next three years in commercial and institutional construction, as well as residential housing starts.
Rate of recovery in the commercial and institutional sectors is lagging behind the recovery in the general single-family residential construction market.
Anticipate an improvement in all the major sectors that we serve, especially lodging, multi-family housing and education.
Highest backlog since mid 2008 should translate into improved second half 2014 results vs first half 2014 results.

Key LSB Value Drivers
Comprehensive upgraded Chemical Business safety and plant reliability systems
– intended to improve plant up-time and reduce risks of unplanned downtime.
Pryor facility reliability improvements
- including new senior management,
additional engineering support, extensive monitoring and control equipment, remanufacture of certain key pieces of equipment, and use of industry expert consultants – intended to improve plant up-time and reduce risks of unplanned downtime.
Expansion projects at El Dorado
– intended to reduce costs, increase capacity,
and enhance product balance capabilities.
Growth in Climate Control Business
within existing plant footprints as
construction cycle recovers to achieve increased profits through operating leverage.
LEAN / Operational Excellence initiatives in our Climate Control Business to
facilitate improved operational metrics and reduce costs.

25 Appendix

Reconciliation of Consolidated Net Income and Segment Operating Income to Non-GAAP Measurement EBITDA.
by business segment for purposes of making decisions that include resource allocations and performance evaluations.  Operating income by business segment represents gross profit by business segment less selling, general and administrative expenses incurred by each business segment plus other income and other expense earned/incurred by each business segment before general corporate expenses.
The term EBITDA, as used in this presentation, is net income plus interest expense, depreciation, amortization, income taxes, and certain non-cash charges, unless otherwise described. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to GAAP measurement.

LSB Industries, Inc. Consolidated
2014 2013 2014 2013 2014 2013
Net income 11.1 $        7.5 $         22.8 $       7.4 $         70.3 $                  25.6 $
Plus:
  Interest expense 5.7             0.5            12.4          1.3            25.1                     3.2
  Depreciation and amortization 8.7             6.5            17.4          13.1          32.8                     23.7
  Provisions for income taxes 7.1             4.4            14.7          3.6            46.5                     14.0
  Loss from discontinued operations -                -               -               -               0.2                       0.1
EBITDA per conference call 32.6 $        18.9 $       67.3 $       25.4 $       174.9 $                66.6 $
Climate Control Business
Operating income 4.6 $          9.5 $         8.9 $         15.8 $       23.5 $                  28.5 $
Plus:
  Equity in earnings of affiliate -                0.1            0.1            0.4            0.2                       0.7
  Depreciation and amortization 1.2             0.7            2.3            1.3            3.8                       2.6
EBITDA per conference call 5.8 $          10.3 $       11.3 $       17.5 $       27.5 $                  31.8 $
Chemical Business
Operating income 23.6 $        6.4 $         52.4 $       2.6 $         137.6 $                25.2 $
Plus:
  Non-operating income 0.1             -               0.2            -               0.2                       -
  Depreciation and amortization 7.4             5.3            14.8          10.8          27.6                     19.2
EBITDA per conference call 31.1 $        11.7 $       67.4 $       13.4 $       165.4 $                44.4 $
Trailing Twelve months ended 6-30 Six months ended 6-30 Three months ended 6-30
EBITDA Reconciliations
Management uses operating income
(in millions)

Chemical Business Operating Metrics

*Gross cost excluding any hedging activity
Six Months Ended June 30,
Agricultural: 2014 2013 % Change
Product (tons sold)
Urea ammonium nitrate (UAN) 186,204 96,102 94%
Ammonium nitrate (AN) 160,039 102,843 56%
Anhydrous ammonia 40,449 15,312 164%
Other 18,957 17,013 11%
405,649 231,270 75%
Average Selling Prices (price per ton)
UAN $265 $308 (14%)
AN $328 $385 (15%)
Anhydrous ammonia $450 $593 (24%)
Input Costs
Average purchased ammonia cost/ton $473 $590 (20%)
Average natural gas cost/MMbtu*
$5.03 $4.11 22%
Industrial:
Product (tons sold)
Nitric acid 256,225 222,237 15%
AN and AN solution 90,823 68,515 33%

What Our Chemical Products Are Used For:

Agrochemical Products Uses
Urea Ammonium Nitrate Solutions (UAN) 28-32% N
Manufactured nitrogen content fertilizer
High nitrogen content fertilizer for corn and other crops with high nitrogen demand (wheat, milo, cotton)
E2 Ammonium Nitrate Prill (solid)  34% N
High nitrogen content fertilizer
Nitrogen consuming crops, forage areas and citrus.  The primary nitrogen component in NPK (nitrogen, phosphorus, potassium) fertilizer blends
Fertilizer Blends
Custom blends with purchased phosphates, potassium, sulfur,
micronutrients with produced ammonium nitrate
Special application for agri-business products to supply growers balanced fertility
Anhydrous Ammonia  82% N
Gas injected application
High nitrogen content fertilizer with highest percentage use for corn.
Industrial Acids, Ammonia, DEF Uses:
Concentrated Nitric Acid
Aqueous solution up to 99% concentration
Production of specialty fibers, nitrocellulose, gaskets, crop chemicals, mining products, metal treatment, nitric acid commercial blends
Nitric Acid Commercial Blends
Aqueous solution up to 89% concentration
Semi-conductor industry, manufacture of nylon and polyurethane intermediates, potassium nitrate compounds, ammonium nitrate production
Anhydrous Ammonia
Commercial grade and high purity refrigeration, metallurgical grade
Air emission abatement in power plants, water treatment, refrigerants, metals processing, and a wide variety of industrial uses
Mixed Acids
Blends of  concentrated nitric acid and sulfuric acid/oleum
Diesel fuel additives, ordnance, herbicides and pharmaceutical grade nitroglycerine
Sulfuric Acid
98% and 93% concentrations, standard and low-iron grades
Pulp and paper manufacturing, alum, water treatment, metals processing, vanadium processing, other industrial uses
DEF (diesel exhaust fluid) Exhaust stream additive to reduce NO
X
emissions from diesel vehicles
Industrial Mining Products Uses:
Ammonium Nitrate Solutions
54% and 83% concentrations
Specialty emulsions for mining applications, other miscellaneous uses
Low Density Ammonium Nitrate Prills (solids)
Solid pellets with good porosity and flowability
Surface mining, quarries, construction

Typical Facility Process Flow  (Pryor)

Products are marketable at every intermediate and final stage of production.
Pryor facility process flow is typical of plants with natural gas feedstock.
Pryor and Cherokee use natural gas feedstock.  El Dorado and Baytown use ammonia feedstock.
AN
Solution
CO
2
(storage,
Nitric
Acid
Ammonia
Plant
UAN
Urea
CO2
Liquification
Natural
Gas
(pipeline)
UAN
(storage,
trucks, rail)
NH3
(storage,
trucks, rail)
CO2
trucks)

Climate Control Sales & Marketing Data

Diversified End Markets
Commercial:
•
•
Residential (Geothermal):
•
•
Plus: OEM distribution channels
Distribution Channels
(as of Q2 2014)
Product & Market Sales Mix – Various Perspectives
June 30, 2014 LTM Sales Mix Data
238 Commercial representative firms with
438 locations
2,200+ Sales Engineers
600 Residential distributor locations (approx.)
4,000 Residential contractor-dealers (approx.)
Commercial
&
Institutional
77%
Residential
17%
Export
6%
Heat Pumps
66%
Fan Coils
23%
Air
Handlers
6%
Chillers
4%
Contracting
1%
Direct
82%
OEM
18%
0%
25%
50%
75%
100%
2008 LTM
6/30/14
Retail
Single Family
Education
Healthcare
Multi Family
Office
Lodging
Other

2
1

❶

❷

Lighting & Appliances 27%
Heating & AC 60%
Hot Water 13%
Geothermal Energy (Provided free from the earth) 49%
Lighting & Appliances 27%
Hot Water 6%
Heating & AC 18%

Focus on Geothermal Heat Pumps
How does a GHP system work?

The Earth absorbs approximately 50% of all solar energy and
remains at nearly a constant temperature year round (below a few feet deep).
A GHP system uses a sealed in-ground heat exchanger (loop) filled with fluid and a GHP unit to exchange energy between the house or building and the earth.
In winter,
to the GHP where it is converted (compressed) to a higher temperature and sent as warm air into the house or building.
In summer,
building into the earth.
GHP systems work year round,
residences and large commercial buildings, providing both conditioned air and domestic hot water
(as a “free” by-product).
Typical
Residential
Geothermal
System
Energy Cost Reduction & Positive
Cash Flow
– the most energy efficient HVAC
technology available – up to 80% more efficient
than conventional systems.
Residential Energy Usage
Conventional System   Geothermal System
Geothermal Benefits:
Fed Tax Credits
- 30% residential & 10% business +
accelerated depreciation, + state/utility incentives
GHP’s are an Alternative form of Renewable Energy
Green Refrigerants -
non-ozone depleting
“Free” Domestic Hot Water
Noise Free Operation
– no noisy condensing unit
Extremely Long Lived
loops)
in all climates, in both individual
the system reverses, transferring heat from the house or
fluid in the loop absorbs energy from the earth and carries it
vs. conventional systems (50 year

Lighting & Appliance
Heating
Cooling
Hot Water
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
This analysis compares these systems:

For a GHP System in a 2,500 sq. ft. new house in St. Louis, MO (typical middle America)
Installed Cost of a 4 ton GHP System = $6,000 per ton (12,000 Btu/ton).
System Operating Cost Comparison
GHP vs. Conventional Systems
Note: System installed costs are different throughout the U.S due to varying local conditions and labor costs.  Savings vary due to weather conditions, user preferences, and local utility rates. Costs and savings in St. Louis are estimates and subject to change.
Payback (GHP vs.  Hi-Eff Gas Furn+AC)
Installed cost of GHP $24,000
Less: 30% Fed tax credit (7,200)
GHP cost after credit 16,800
Cost for Hi-Eff Gas + AC (12,000)
GHP premium cost 4,800
Annual Energy Savings $1,248
Payback in Years
3.8
Positive Cash Flow
Annual Energy Savings $1,248
Annual P&I on GHP
Premium (6% int. – 10 yrs.) (636)
Annual Cash Savings $612
Typical GHP Costs and Savings

Geothermal
Heat Pump
16 SEER
Standard
Heat Pump
10 SEER
Standard
Heat Pump
93% Efficient
Natural Gas
Furnace with
16 SEER A/C
80% Efficient
Natural Gas
Furnace with
10 SEER A/C
93% Efficient
Propane
Furnace with
16 SEER A/C
80% Efficient
Propane
Furnace with
10 SEER A/C
80% Efficient
Oil Furnace
with 16 SEER
A/C
80% Efficient
Oil  Furnace
with 10 SEER
A/C

Notes:

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Notes:

LSB Industries, Inc. is headquartered in
Oklahoma City and does business through
its subsidiaries, with seven HVAC manufacturing
and distribution facilities in Oklahoma City,
chemical plants in Texas, Arkansas, Alabama
and Oklahoma and an engineered products
distribution center in Oklahoma City.
Approximately 1,900 total employees.
Investor Relations:
Company Contact
:
Mark Behrman
Phone: 405-235-4546
Email: mbehrman@lsbindustries.com
The Equity Group, Inc.
Fred Buonocore
Phone:  212-836-9607
Email: fbuonocore@equityny.com
Linda Latman
Phone: 212-836-9609
Email: llatman@equityny.com
Fax: 212-421-1278
Corporate Offices:
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma USA
Phone: 405-235-4546
Fax: 405-235-5067
Email: info@lsbindustries.com
Website: www.lsbindustries.com
Common Stock:
NYSE ticker symbol LXU
Auditor:
Ernst & Young LLP